Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

11.  Goodwill and other intangible assets

Branch Acquisition

On September 8, 2006, the Company acquired a branch office in Richfield, PA. Goodwill at December 31, 2015 and 2014 was $2,046,000. Core deposit intangible was $29,000 net of amortization of $402,000 at December 31, 2015 and $74,000 net of amortization of $375,000 at December 31, 2014. The core deposit intangible is being amortized over a ten-year period on a straight line basis. Goodwill is not amortized, but is measured annually for impairment. Core deposit intangible amortization expense of $45,000 was recorded in each of the years 2015, 2014 and 2013. Intangible amortization expense projected for the remaining year in 2016 is estimated to be $29,000.

FNBPA Acquisition

On November 30, 2015, the Company completed its acquisition of FNBPA and, as a result, recorded goodwill of $3,335,000. Core deposit intangible in the amount of $303,000 was recorded and will be amortized over a  ten-year period using a sum of the year’s digits basis. Core deposit intangible amortization expense recorded in 2015 was $4,000 and for the succeeding five years beginning 2016 is estimated to be $55,000,  $49,000,  $44,000,  $38,000 and $33,000 per year, respectively, and $80,000 in total for years after 2020. Other intangible assets were identified and recorded as of November 30, 2015,in the amount of $40,000 and will be amortized on a straight line basis over two years, through November 30, 2017. Expense recognized in 2015 was $2,000, and is projected to be $20,000 and $18,000 for 2016 and 2017, respectively. Core deposit and other intangible assets, net of amortization, was $337,000 as of December 31, 2015.